UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 26, 2001
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                                 BACOU USA, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                   0-28040                    05-0470688
                   -------------------------------------
          (Commission file number) (IRS Employer Identification Number)


                   10 Thurber Boulevard, Smithfield, RI 02917
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 401-233-0333
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Item 5.  Other Events.
         ------------

         Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference two press releases attached hereto as Exhibits 99(a) and 99(b).

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

           Exhibit                        Exhibit Title
           -------                        -------------

           Exhibit 99(a)                  Press Release dated February 26, 2001

           Exhibit 99(b)                  Press Release dated February 26, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BACOU USA, INC.
                                   Registrant



                                   By: /s/ Jeffrey Brown
                                       -----------------------------------------
                                       Jeffrey Brown
                                       Vice President Financial Reporting,
                                        Treasurer And Chief Accounting Officer


Dated:  February 26, 2001